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                                                                  EXECUTION COPY







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                                  ACKNOWLEDGMENT OF
                          REDUCTION OF PURCHASE COMMITMENTS

                              dated as of June 30, 1997

                                     Relating to

                            CERTIFICATE PURCHASE AGREEMENT


                                        among


                    OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST
                                      as Seller,


                                ARCADIA FINANCIAL LTD.
                          (formerly Olympic Financial Ltd.)
                     as Servicer and in its individual capacity,


                             THE PARTIES SIGNATORY HERETO
                                    as Purchasers,


                                         and


                      MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                             as Agent for the Purchasers




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          THIS ACKNOWLEDGMENT OF REDUCTION OF PURCHASE COMMITMENTS dated as of
June 30, 1997 (this "ACKNOWLEDGMENT") Relating to the Certificate Purchase Agreement dated as of December 28, 1995 and amended as of December 20, 1996, January 17, 1997 and May 30, 1997 (as amended and supplemented from time to time, the "CERTIFICATE PURCHASE AGREEMENT"), by and among OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST, a Delaware business trust (the "SELLER"), ARCADIA FINANCIAL LTD. (formerly Olympic Financial Ltd.), a Minnesota corporation, as Servicer (as defined below) and in its individual capacity ("OFL"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK (successor to J.P. MORGAN DELAWARE) ("MGT"), and Arcadia Receivables Finance Corp. II ("ORFC II") (each of MGT and ORFC II, a "PURCHASER" and together, the "PURCHASERS"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as agent for the benefit of the Purchasers (the "PURCHASERS' AGENT"), is by and among the parties listed above. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to such terms in the Certificate Purchase Agreement.

                                       RECITALS

          WHEREAS, pursuant to Section 2.05(a) of the Certificate Purchase Agreement, the Seller may notify the Purchasers' Agent in writing of the Seller's determination to reduce the aggregate of the Purchase Commitments, such reduction to become effective in the manner provided in the Certificate Purchase Agreement; and

          WHEREAS, the Purchasers and the Purchasers' Agent desire to accept this Acknowledgment as the Seller's notice of reduction of the aggregate Purchase Commitments; and

          WHEREAS, due to the reduction of the Purchase Commitments, the Purchase Commitments will be affected as evidenced herein.

          NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties to this Acknowledgment agree as follows:

          SECTION 1. DECREASE IN PURCHASE COMMITMENTS. In accordance with the provisions of Section 2.05(a) of the Certificate Purchase Agreement, the Purchasers and the Purchasers' Agent acknowledge notice of the reduction in the aggregate of the Purchase Commitments from $30,700,000 to $25,230,000.
Following such reduction, the Purchasers' Purchase Percentages will remain unchanged, and their Purchase Commitments will be revised proportionately. The Purchasers will evidence their respective Purchase Commitments and Purchase Percentages by executing signature pages to this Acknowledgment. Such signature pages shall supersede the signature pages to the Certificate Purchase Agreement dated May 30, 1997, and from and after the date of this Acknowledgment, all references to the signature


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pages of the Certificate Purchase Agreement shall refer to the signature pages to this Acknowledgment.


          SECTION 2. CERTIFICATE PURCHASE AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED AND SUPPLEMENTED. Except for the reduction in the Purchase Commitments, all of the terms and conditions of the Certificate Purchase Agreement shall remain in full force and effect. All references to the Certificate Purchase Agreement in any other document or instrument shall be deemed to mean the Certificate Purchase Agreement, as supplemented by this Acknowledgment.

          SECTION 3. EFFECTIVENESS. This Acknowledgment shall become effective as of June 30, 1997 upon receipt by the Purchasers' Agent of (i) counterparts of this Acknowledgment, duly executed by each of the parties hereto, (ii) notice that the conditions to effectiveness of the Acknowledgment of Reduction of Purchase Commitment Relating to Note Purchase Agreement dated the date hereof have been satisfied and (iii) confirmation by each of S&P and Moody's of the then-current ratings of the Commercial Paper Notes.

          SECTION 4. PRIOR UNDERSTANDINGS. This Acknowledgment sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes all prior understandings and agreements, whether written or oral.

          SECTION 5. COUNTERPARTS. This Acknowledgment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 6. GOVERNING LAW. THIS ACKNOWLEDGMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.


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          IN WITNESS WHEREOF, the parties have caused this Acknowledgment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              OLYMPIC AUTOMOBILE RECEIVABLES
                                WAREHOUSE TRUST
                                as Seller
                              By:  Wilmington Trust Company,
                                   as Owner Trustee


                              By:
                                 ---------------------------
                                 Name: Authorized Officer


                              ARCADIA FINANCIAL LTD., as
                                Servicer and in its
                                individual capacity


                              By:
                                 ---------------------------
                                 Name:
                                 Title:  Treasurer


                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK, as a
                                Purchaser


Purchase                      By:
                                 ---------------------------
  Commitment: $12,615,000        Name:
Purchase Percentage: 50%         Title:


                              ARCADIA RECEIVABLES FINANCE
                                CORP. II, as a Purchaser


Purchase                      By:
                                 ---------------------------
  Commitment: $12,615,000        Name:
Purchase Percentage: 50%         Title:


                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK,
                                as Purchasers' Agent


                              By:
                                 ---------------------------
                                 Name:
                                 Title:


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